UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2023 (May 25, 2023)

Value Exchange International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 602, Block B, 6 Floor,

Shatin Industrial Centre, 5-7 Yuen Shun Circuit,

Shatin, N.T., Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 29504288

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	-------	---------

Indicate by check mark whether the registrant (1) has filed reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, Emerging Growth Company or a smaller reporting company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒
Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm.

On May 25, 2023, Value Exchange International, Inc. (the “Company”) ended the engagement of Zhen Hui Certified Public Accountants (“Zhen Hui”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the ending of the engagement of Zhen Hui as public auditors.

The reports of Zhen Hui on the Company’s financial statements for each of fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through May 25, 2023, there were no known disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Zhen Hui on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Zhen Hui’s satisfaction, would have caused Zhen Hui to make reference to the subject matter of the disagreement in connection with its audit reports.

The Company provided Zhen Hui with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Zhen Hui furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements in this Item 4.01(a). Zhen Hui’s letter, dated May 29, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New Independent Registered Public Accounting Firm.

On May 25, 2023, the Company’s Board of Directors ratified the appointment of Grassi & Co., based in New York, New York, (“Grassi”) as the Company’s new independent registered public accounting firm, effective as of May 25, 2023. The Audit Committee of the Board of Directors of the Company reviewed, approved and recommended the appointment of Grassi on May 18, 2023.

During the fiscal year ended December 31, 2022 and the period from January 1, 2023 through May 25, 2023, neither the Company, nor anyone acting on its behalf, consulted with Grassi regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Grassi did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	May 29, 2023 Letter from Zhen Hui Certified Public Accountants
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee Kenneth
Name:	Tan Seng Wee Kenneth
Title:	Chief Executive Officer and President
Date: May 29, 2023

EXHIBIT INDEX

16.1	May 29, 2023 Letter from Zhen Hui Certified Public Accountant